Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Issachar Gerlitz, Chief Executive Officer of Ness Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2007	/s/ ISSACHAR GERLITZ
Issachar Gerlitz
Chief Executive Officer